UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2010

UCI MEDICAL AFFILIATES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-13265	59-2225346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1818 Henderson Street, Columbia, South Carolina 29201

(Address, Including Zip Code of Principal Executive Offices)

(803) 782-4278

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 16, 2010, UCI Medical Affiliates, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”). At the 2010 Annual Meeting, the Company’s stockholders elected five nominees as follows:

Directors For Terms Expiring at the Second Annual Meeting After the Date of Their Election:

Name	For	Withheld	Broker Non-Votes
Harold H. Adams, Jr.	8,535,850	500,926	897,296
Charles M. Potok	7,192,543	1,844,233	897,296

Directors For Terms Expiring at the Third Annual Meeting After the Date of Their Election:

Name	For	Withheld	Broker Non-Votes
Ann T. Burnett	7,189,548	1,847,228	897,296
Jean E. Duke, CPA	8,535,855	500,921	897,296
Timothy L. Vaughn, CPA.	7,189,543	1,847,233	897,296

In addition, at the 2010 Annual Meeting, the Company’s stockholders ratified the Company’s appointment of Elliott Davis, LLC as the Company’s independent certified accountants for the fiscal year ended September 30, 2010, as follows:

Total Shares Present	For	Against	Abstentions	Broker Non-Votes
9,423,405	9,329,142	88,223	6,040	510,667

SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

UCI MEDICAL AFFILIATES, INC.

By:	/s/ Joseph A. Boyle, CPA
Joseph A. Boyle, CPA
Title: Chief Financial Officer

Date: December 20, 2010